NATIONWIDE MUTUAL FUNDS

Nationwide AllianzGI International Growth Fund
Nationwide Amundi Global High Yield Fund
Nationwide Amundi Strategic Income Fund
Nationwide Bailard Cognitive Value Fund
Nationwide Bailard International Equities Fund
Nationwide Bailard Technology & Science Fund
Nationwide Bond Fund
Nationwide Bond Index Fund
Nationwide Core Plus Bond Fund
Nationwide Diamond Hill Large Cap Concentrated
Fund
Nationwide Emerging Markets Debt Fund
Nationwide Fund
Nationwide Geneva Mid Cap Growth Fund
Nationwide Geneva Small Cap Growth Fund
Nationwide Global Sustainable Equity Fund
Nationwide Government Money Market Fund
Nationwide Inflation-Protected Securities Fund

Nationwide International Index Fund
Nationwide International Small Cap Fund
Nationwide Long/Short Equity Fund
Nationwide Loomis All Cap Growth Fund
Nationwide Loomis Core Bond Fund
Nationwide Loomis Short Term Bond Fund
Nationwide Mellon Disciplined Value Fund
Nationwide Mellon Dynamic U.S. Core Fund
(formerly, Nationwide Dynamic U.S. Growth Fund)
Nationwide Mid Cap Market Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund
Nationwide Small Company Growth Fund
Nationwide U.S. Small Cap Value Fund
Nationwide WCM Focused Small Cap Fund
Nationwide Ziegler Equity Income Fund
Nationwide Ziegler NYSE Arca Tech 100 Index
Fund

Supplement dated March 12, 2020
to the Statement of Additional Information (“SAI”) dated February 28, 2020

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Nationwide Government Money Market Fund

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Mutual Funds held on March 11, 2020, the Board approved the termination of Federated Investment Management Company (“Federated”) as the subadviser to the Nationwide Government Money Market Fund (the “Fund”), and the appointment of Dreyfus Cash Investment Strategies, a division of BNY Mellon Investment Adviser, Inc. (“Dreyfus CIS”) as the Fund’s new subadviser, effective on or about July 1, 2020 (the “Effective Date”).

2.	As of the Effective Date, the SAI is amended as follows:

a.	All references to, and information regarding, Federated in the SAI are deleted in their entirety.

b.	The following replaces the information in the table regarding the Fund under the heading “Investment Advisory and Other Services – Subadvisers” on page 72 of the SAI:

Fund	Subadviser
Nationwide Government Money Market Fund	Dreyfus Cash Investment Strategies, a division of BNY Mellon Investment Adviser, Inc.

c.	The following supplements the information under the heading “Investment Advisory and Other Services – Subadvisers” on page 72 of the SAI:
Dreyfus Cash Investment Strategies (“Dreyfus CIS”), a division of BNY Mellon Investment Adviser, Inc. (“BNYMIA”), a registered investment adviser organized as a New York corporation, is located at 200 Park Avenue, New York, NY 10166. Dreyfus CIS is a subsidiary of MBC Investment Corporation of which The Bank of New York Mellon Corporation retains 100% interest. Dreyfus CIS was formed as a division of The Dreyfus Corporation in January 2009. Effective June 3, 2019, The Dreyfus Corporation changed its name to BNY Mellon Investment

Adviser, Inc. and its division, BNY Mellon Cash Investment Strategies changed its name to Dreyfus Cash Investment Strategies.
d.	The following supplements the information under the heading “Appendix B-Proxy Voting Guidelines Summaries”:

DREYFUS CASH INVESTMENT STRATEGIES, A DIVISION OF BNY MELLON INVESTMENT ADVISER, INC.

The boards have delegated to BNY Mellon Investment Adviser, Inc. (“BNYM Investment Adviser”) the authority to vote proxies of companies held in a fund's portfolio, except that the boards have delegated to Institutional Shareholder Services Inc. ("ISS") the sole authority to vote proxies of Designated BHCs (defined below) for certain funds as described.
Information regarding how a fund's proxies were voted during the most recent 12-month period ended June 30th is available on BNYM Investment Adviser's website, by the following August 31st, at www.bnymellonim.com/us or, for money market funds, www.dreyfus.com, and on the SEC's website at http://www.sec.gov on a fund's Form N-PX.
Proxy Voting By BNYM Investment Adviser
BNYM Investment Adviser applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders (the "BNY Mellon Voting Guidelines"). There are separate guidelines for securities of non-U.S. companies, with respect to which BNY Mellon’s Proxy Voting and Governance Committee (the “Proxy Voting Committee”) seeks to vote proxies through application of the ISS Global Voting Principles and Regional Policies/Principles (the "ISS Guidelines" and, collectively with the BNY Mellon Voting Guidelines, each as in effect from time-to-time, the "Voting Guidelines").
Securities of Non-U.S. Companies and Securities Out on Loan. It is BNYM Investment Adviser's policy to seek to vote all proxies for securities held in the funds' portfolios for which the Manager has voting authority. However, situations may arise in which the Proxy Voting Committee cannot, or has adopted a policy not to, vote certain proxies, such as refraining from voting certain non-U.S. securities or securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when share blocking (discussed below) is required, the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.
Securities of Non-U.S. Companies. With regard to voting proxies with respect to shares of non-U.S. companies, BNYM Investment Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the markets in which the funds may invest. In these markets, the Proxy Voting Committee seeks to submit proxy votes in a manner consistent with the ISS Voting Guidelines, while taking into account the different legal and regulatory requirements. For example, proxy voting in certain countries requires "share blocking" pursuant to which a fund must deposit before the meeting date its holdings of securities with a designated depositary in order to vote proxies with respect to such securities. During this time, the shares cannot be sold until the meeting has taken place and the shares are returned to the fund's custodian bank. BNYM Investment Adviser generally believes that the benefit of exercising the vote in these countries is outweighed by the cost of voting (i.e., the funds' portfolio managers not being able to sell the funds' shares of such securities while the shares are blocked). Therefore, if share blocking is required, the Proxy Voting Committee typically elects not to vote the shares. Voting proxies of issuers in non-U.S. markets also raises administrative issues that may prevent voting such proxies. For example, meeting notices may be received with insufficient time to fully consider the proposal(s) or after the deadline for voting has passed. Other markets require the provision of local agents with a power of attorney before acting on the voting instructions. In some cases the power of attorney may be unavailable prior to the meeting date or rejected by the local agent on a technical basis. Additionally, the costs of voting in certain non-U.S. markets may be substantially higher than in the United States. Securities Out on Loan. For securities that a fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. A fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.
Material Conflicts of Interest. BNYM Investment Adviser seeks to avoid material conflicts of interest between a fund and fund shareholders, on the one hand, and BNYM Investment Adviser, the Distributor, or any affiliated person of the fund, BNYM Investment Adviser or the Distributor, on the other, through its participation in the Proxy Voting Committee. The Proxy Voting Policy of the Proxy Voting Committee (the "Voting Policy") states that the Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies detailed, pre-determined proxy voting guidelines (the applicable Voting Guidelines) in an objective and consistent manner across client accounts, based on, as applicable, internal and external research and recommendations provided by third party proxy advisory services (including ISS and Glass Lewis & Co., LLC (together with ISS, the "Proxy Advisers")) and without consideration of any client relationship factors. In addition, the Proxy Voting Policy states that the Proxy Voting Committee engages a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon or any fund, and may engage an independent fiduciary to vote proxies of other issuers at the Proxy Voting Committee's discretion.
Voting Proxies of Designated BHCs
BNYM is subject to the requirements of the Bank Holding Company Act of 1956, as amended (the "BHCA"). Among other things, the BHCA prohibits BNYM, funds that BNYM "controls" by virtue of share ownership ("Bank Controlled Funds"), and any fund or other investment account over which BNYM exercises sole voting discretion (collectively, the "BNYM Entities"), in the aggregate, from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of certain U.S. bank holding companies, savings and loan holding companies, insured depository institutions and companies that control an insured depository institution (collectively, "BHCs"), without the prior approval of the Board of Governors of the Federal Reserve System (the "BHCA Rules").
For all funds except Bank Controlled Funds and the Sustainable Funds, the boards have delegated to ISS the sole authority to vote proxies of BHCs for which one or more funds or other investment accounts over which BNYM Entities, in the aggregate, exercise sole voting discretion with respect to 5% or more of any class of voting stock of the BHC (collectively, the "Designated BHCs"). Because ISS has sole voting authority over voting securities issued by the Designated BHCs, the holdings of such securities by the funds (other than Bank Controlled Funds) are excluded from the 5% aggregate computation under the BHCA Rules and the funds (other than Bank Controlled Funds) are permitted to purchase and hold securities of BHCs without limits imposed by the BHCA. (Voting securities of BHCs held by funds that are Bank Controlled Funds, however, continue to be aggregated with the holdings of other BNYM Entities because of BNYM's share ownership in those funds.)
An issuer that is a BHC will be identified as a Designated BHC (and voting authority over its voting securities will be delegated to ISS) when BNYM Entities in the aggregate own, control or hold sole voting discretion with respect to 4.9% of any class of voting securities issued by the BHC. If such aggregate level of ownership, control or voting discretion decreases to 3%, the issuer will no longer be considered a Designated BHC and BNYM Investment Adviser will be redelegated sole voting authority over the BHC's voting securities held by a fund.
ISS votes proxies delegated by the boards in accordance with the ISS Guidelines.

Material Conflicts of Interest. ISS has policies and procedures in place to manage potential conflicts of interest that may arise as a result of work that ISS's subsidiary performs for a corporate governance client and any voting of proxies relating to such client's securities that ISS performs on behalf of the funds. Such policies and procedures include separate staffs for the work performed for corporate governance clients and ISS's proxy voting services; a firewall that includes legal, physical and technological separations of the two businesses; and the employment of a blackout period on work performed with a corporate governance client during the pendency of a live voting issue in respect of securities of such client.
Voting Shares of Certain Registered Investment Companies
Under certain circumstances, when a fund owns shares of another registered investment company (an "Acquired Fund"), the fund may be required by the 1940 Act or the rules thereunder, or exemptive relief from the 1940 Act and/or the rules thereunder, to vote such Acquired Fund shares in a certain manner, such as voting the Acquired Fund shares in the same proportion as the vote of all other holders of the same type of such Acquired Fund shares.

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Dreyfus CIS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE